                                POWER OF ATTORNEY

        Know all by these presents that the undersigned  hereby  constitutes and appoints  each of  Duffield E.  Milkie,  Brian C.  Witherow  and Stacy L. Frole,
signing singly, as the undersigned's true and lawful attorney-in-fact, with full power to:

        1.      prepare,   execute  in  the   undersigned's   name  and  on  the
                undersigned's  behalf,  and  submit to the U.S.  Securities  and
                Exchange Commission (the "SEC") a Form ID, including  amendments thereto,  and any other  documents  necessary or  appropriate to obtain  codes and  passwords  enabling the  undersigned  to make filings with the SEC of schedules or reports required by Section
                16(a) of the Securities  and Exchange Act (the "Exchange  Act"),
                Rule 144 of the Securities Act of 1933 (the  "Securities  Act"),
                or any rule or regulation of the SEC;

        2.      execute for and on behalf of the  undersigned,  any Form 3, Form
                4, Form 5, or Form 144, or any amendment(s) thereto, required or permitted  to be filed with the SEC under the  Exchange  Act and the  rules  thereunder  or the  Securities  Act  and  the  rules thereunder,  and any other forms or reports, or any amendment(s)
                thereto, the undersigned may be required or permitted to file in connection with the  undersigned's  ownership,  acquisition,  or disposition of securities of Cedar Fair, L.P. (the "Company");

        3.      do and  perform  any  and all  acts  for  and on  behalf  of the undersigned  which may be necessary or desirable to complete and execute  any such Form 3, Form 4, Form 5, or Form 144,  or other form or report,  or any  amendment(s)  thereto,  and timely file such form or report  (or  amendment)  with the SEC and any stock exchange or similar  authority  and transmit such form or report
                (or  amendment)  to the Company or any broker,  transfer  agent, legal counsel or other relevant person; and

        4.      take any other action of any type  whatsoever in connection with the foregoing  which,  in the opinion of such  attorney-in-fact, may be of  benefit  to,  in the best  interest  of,  or  legally required  by,  the  undersigned,  it being  understood  that the documents  executed  by such  attorney-in-fact  on behalf of the undersigned  pursuant to this Power of Attorney shall be in such form  and  shall  contain  such  terms  and  conditions  as such
                attorney-in-fact   may   approve   in  such   attorney-in-fact's
                discretion.

        The undersigned hereby grants to each such  attorney-in-fact  full power and  authority  to do and  perform  any  and  every  act  and  thing  whatsoever requisite,  necessary, or proper to be done in the exercise of any of the rights and  powers  herein  granted,  as  fully  to all  intents  and  purposes  as the undersigned  might  or  could  do if  personally  present,  with  full  power of substitution  or  revocation,  hereby  ratifying  and  confirming  all that such attorney-in-fact,  or such attorney-in-fact's  substitute or substitutes,  shall lawfully  do or cause to be done by virtue  of this  power of  attorney  and the rights  and  powers  herein  granted.  The  undersigned  acknowledges  that  the foregoing  attorneys-in-fact,  in serving in such capacity at the request of the undersigned,  are  not  assuming,  nor  is  the  Company  assuming,  any  of the undersigned's  responsibilities  to comply with Section 16 of the Exchange  Act,
Rule 144 of the  Securities  Act, or any rule or  regulation  of the SEC, or any other liabilities or obligations.

        This Power of Attorney  shall  remain in full force and effect until the undersigned  is no longer  required  to file any Form 3, Form 4, Form 5, or Form
144 with respect to the undersigned's holdings of and transactions in securities issued  by the  Company,  unless  earlier  revoked  with  respect  to any of the attorneys-in-fact  named herein by the undersigned in a signed writing delivered to such attorney- or attorneys-in-fact.

        IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 9th day of February, 2012.

                                        /s/ Matthew A. Ouimet
                                        ---------------------
                                        Matthew A. Ouimet